Mosaic’s 2    Quarter Fiscal 2010
Earnings and Conference Call
Wednesday, January 6, 2010
Jim Prokopanko, President and CEO
Dr. Mike Rahm, VP Market Analysis & Strategic Planning
Christine Battist, Director - Investor Relations
Exhibit 99.2
nd

Slide 2
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.  These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; changes in the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the
United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-
looking statements.

Mosaic 2009
Sustainability Report
Executive Summary
Mosaic

Slide 3
Mosaic Sustainability Report
www.mosaicco.com/sustainability
Six principles that define
Mosaic’s commitment
to sustainability
1. Investing in people
2. Ensuring environmental
stewardship for responsible
land and natural resource
use.
3. Applying effective agronomic
principles to help meet
increasing food demands.
4. Improving economic
opportunity.
5. Managing our business
operations and supply chain
with integrity.
6. Leading with excellence.

Mosaic’s 2 Quarter Fiscal 2010 nd

Slide 5
Financial Results
1
Includes $1.03 per share as a result of the sale of Mosaic’s interest in Saskferco
2
On December 3, 2009, a special cash dividend of $578.5 million or $1.30 per share was paid
11/30/09 11/30/08 11/30/09 11/30/08
(In millions, except per share amounts)
Net Sales $1,709.7 $3,006.5 $3,166.9 $7,329.0
Gross Margin $307.0 $773.7 $529.2 $2,422.3
(% of net sales)
18% 26% 17% 33%
Net Earnings $107.8 $959.8 $208.4 $2,144.5
(% of net sales)
6% 32% 7% 29%
Diluted EPS $0.24 $2.15
1
$0.47 $4.81
Effective Tax Rate 29% 33% 27% 32%
Cash Flow from Operations $174.8 $386.5 $347.2 $948.0
$2,648.1
2
$2,811.6
Six Months Ended Three Months Ended
Cash and Cash Equivalents as of November 30, 2009 & 2008

Mosaic’s 2 nd Quarter Fiscal 2010

Slide 7
Financial Results by Segment
(in millions) 11/30/09 11/30/08 11/30/09 11/30/08
Net Sales $414.3 $973.2 $747.6 $1,949.6
Operating Earnings $150.6 $547.5 $249.9 $1,025.3
Net Sales $1,328.0 $2,022.6 $2,522.5 $5,351.0
Operating Earnings $29.0 $135.9 $75.5 $1,193.1
Net Sales (Eliminations) ($32.6) $10.7 ($103.2) $28.4
Operating Earnings (Loss) $20.5 ($1.4) $8.9 $12.5
Net Sales $1,709.7 $3,006.5 $3,166.9 $7,329.0
Operating Earnings $200.1 $682.0 $334.3 $2,230.9
Three Months Ended Six Months Ended
Potash
Phosphates
Corporate/Other
Total

Slide 8
Financial Guidance
3rd Qtr FY 2010 FY 2010
Phosphate
Sales Volume
2.2 - 2.6 million tonnes (total segment)
DAP Selling Price $310 - $350 per tonne
Capital Spending $1.0 billion - $1.2 billion
SG&A $350 - $370 million
Effective Tax Rate High 20% range
Note:  Mosaic is not providing financial guidance on potash sales volumes or MOP selling price until market conditions gather momentum

Mosaic’s 2 nd Quarter Fiscal 2010

Slide 10 Positive Developments Bolster Demand Outlook Agricultural commodity price rally

Slide 11
Another Harvest Rally
2010 New Crop Prices
Daily Close of New Crop Options August 1, 2009 to January 5, 2010
3.50
3.75
4.00
4.25
4.50
4.75
5.00
Aug Sep Oct Nov Dec Jan
Corn
$ BU
8.00
8.50
9.00
9.50
10.00
10.50
11.00
Soybeans
$ Bu
Dec 10 Corn Nov 10 Soybeans
Source: CME

Slide 12 Positive Developments Bolster Demand Outlook Agricultural commodity price rally Ideal November weather salvages a fall application season in North America

Slide 13
Domestic P&K Shipments Rebound in November
U.S. DAP and MAP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Ma Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: TFI
North America MOP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: IPNI and TFI
2
K O

Slide 14 Positive Developments Bolster Demand Outlook Agricultural commodity price rally Ideal November weather salvages a fall application season in North America Recovery in P&K application rates

Slide 15
Crop Nutrient Costs Have Declined
Crop Nutrient Costs on Corn in Iowa
Bushels of Corn Per Acre
0
5
10
15
20
25
30
35
40
45
2003 2004 2005 2006 2007 2008 2009 2010
Sources:  Iowa State University, USDA and Mosaic
Bu Corn

Slide 16
Positive Developments Bolster Demand Outlook
Agricultural commodity price rally
Ideal November weather salvages a fall
application season in North America
Recovery in P&K application rates
China imports ~600,000 tonnes of DAP

Slide 17
Positive Developments Bolster Demand Outlook
Agricultural commodity price rally
Ideal November weather salvages a fall
application season in North America
Recovery in P&K application rates
China imports ~600,000 tonnes of DAP
Customers begin to position phosphate for
deferred application

Slide 18
Market Impact
Phosphate prices surge
(expectations of a seasonal drop change quickly)
2009 Weekly DAP Prices
fob Tampa Vessel
250
275
300
325
350
375
400
1/1/09 3/1/09 5/1/09 7/1/09 9/1/09 11/1/09 1/1/10
$ MT
Source:  Fertecon

Slide 19
Market Impact
Phosphate prices surge
(expectations of a
seasonal drop change quickly)
Potash buyers remain cautious
(expectations of a price decline)
• Hand-to-mouth shipments to meet end
user demand
• Minimal channel inventories

Mosaic’s 2 nd Quarter Fiscal 2010

Slide 21 Factors To Watch Agricultural commodity prices • Weather • Dollar, oil and commodity fund strategies

Slide 22
Global Stocks Still Not Secure
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 10/11 scenarios)
2010/11 Scenario Assumptions
Low Medium High
Harvested Area Change -0.5% -0.5% -0.5%
Yield Deviation from 11-Year Trend Largest Negative 0 Largest Positve
Demand Growth 1.5% 2.0% 2.5%

Slide 23 Factors To Watch Agricultural commodity prices • Weather • Dollar, oil and commodity fund strategies Potash demand response to lower prices

Slide 24 Factors To Watch Agricultural commodity prices • Weather • Dollar, oil and commodity fund strategies Potash demand response to lower prices Government policies • China phosphate export tax

Slide 25
Factors To Watch
Agricultural commodity prices
• Weather
• Dollar, oil and commodity fund strategies
Potash demand response to lower prices
Government policies
• China phosphate export tax
Potential N America supply chain pinch points

Slide 26
2010 Outlook
Strong recovery in P&K demand and shipments
• High agricultural commodity prices and solid farm economics
• Need to re-stock a bare distribution pipeline
• Potential North American supply chain bottlenecks this spring

Slide 27
2010 Outlook
Strong recovery in P&K demand and shipments
• High agricultural commodity prices and solid farm economics
• Need to re-stock a bare distribution pipeline
• Potential North American supply chain bottlenecks this spring
Phosphate market remains tight
• Strong domestic and offshore demand prospects
• Low producer stocks and strong sales books today
• Peak Northern Hemisphere demand still ahead
• Limited exports from China during the first half of 2010

Slide 28
2010 Outlook
Strong recovery in P&K demand and shipments
• High agricultural commodity prices and solid farm economics
• Need to re-stock a bare distribution pipeline
• Potential North American supply chain bottlenecks this spring
Phosphate market remains tight
• Strong domestic and offshore demand prospects
• Low producer stocks and strong sales books today
• Peak Northern Hemisphere demand still ahead
• Limited exports from China during the first half of 2010
Potash market comes into balance
• Recent price discovery expected to unleash large pent-up demand
• Broad-based demand recovery from all corners of the globe
• Steady decline in producer stocks to average levels by mid-year

Mosaic’s 2 nd Quarter Fiscal 2010

Slide 30
Mosaic Positioned for Demand Recovery
Confident in outlook for agriculture
• Farmer economics are strong
• Continued strong grain and oilseed demand growth
Positive trends
• Phosphates – uptick in pricing; demand at normal
levels
• Potash – demand will emerge soon
Commitment to value creation
• Grow Potash business through expansions
• Grow value in Phosphates business
• Unique advantage with phosphates and potash

Mosaic’s 2 nd Quarter Fiscal 2010 Thank you